SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 26, 2001
                                                  -----------------------------

                              Concept Digital, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-32029                                     22-3608370
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   (Commission File Number)                    (IRS Employer Identification No.)

    138 West 32nd Street, New York, NY                          10001
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 244-6888
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              (Registrant's Telephone Number, Including Area Code)


                         1221 Brickell Avenue, Suite 900
                                 Miami, FL 33131
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          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant

       On September 26, 2001 (the "Effective Date"), pursuant to an Agreement and Plan of Merger dated as of September 14, 2001 (the "Merger Agreement") by and among the registrant Concept Digital, Inc. (formerly named i-antiqueauction.com, Inc. and Photo America, Inc.), a Delaware corporation (the "Company"), Concept Digital Acquisition Corporation, a newly-incorporated New York corporation and a wholly-owned subsidiary of the Company ("Acquisition Corporation"), and Photo America, Inc., a New York corporation ("PAI"), the following two actions were taken which effected a change in control of the
Company: (1) Jamee M. Kalimi, the sole director of the Company, before resigning, voted to increase the number of directors of the Company from one to five and elected Richard Butler, Richard E. Carter, Richard Darrow, Joseph Douek and Morris Missry, all five of whom were serving as directors of PAI, to fill the vacancies as directors of the Company and (2) the Company issued an aggregate of 36,650,403 shares, or 91.37% of its 39,683,381 outstanding shares, of its Common Stock, $.0001 par value (the "Common Stock"), on a one-for-one basis, to the former shareholders of PAI. The stockholders of the Company prior to the closing pursuant to the Merger Agreement continued to hold 3,032,978 shares of the Common Stock, or 7.56%. A copy of the Merger Agreement (without schedules) is filed as Exhibit A to this Report and is incorporated herein by this reference.

       Of the outstanding 39,683,381 shares, Joseph Douek, who, on the Effective Date, was elected as Chairman of the Board, the Chief Executive Officer and a director of the Company, positions which he had held with PAI, owned beneficially an aggregate of 18,616,120 shares, or 46.91% of the 39,683,381 shares of the Common Stock outstanding on the Effective Date. In addition, Messrs. Richard Butler, Richard E. Carter, Richard Darrow and Morris Missry, the other four new directors and former PAI shareholders, and the daughters of one such director, owned beneficially an aggregate of 990,000 shares of the Common Stock as a result of the closing of the subject merger pursuant to the Merger Agreement, or 2.51% of the outstanding shares as of the Effective Date, without giving effect to any outstanding options which these directors might exercise. Accordingly, if an election of directors were held at the current time and assuming no additional shares of the Common Stock were issued, the new directors and their immediate families would vote an aggregate of 19,606,120 of the 39,683,381 shares of the Common Stock eligible to vote, or 49.4% thereof. Because the Company has non-cumulative voting and because all shares are not likely to vote, these persons would likely be able to elect all of the directors and the stockholders of the Company prior to the closing pursuant to the Merger Agreement would not be able to elect any directors. If other members of the Douek family, relatives and in-laws of Joseph I. Douek and two former directors of PAI were to vote their 1,740,000 and 1,710,000 shares, respectively, with the new directors, such combined total would result in the voting of 23,056,120 shares, or 58.10% of the shares eligible to vote.

       Of the 36,650,403 shares issued to the former PAI shareholders, 800,143 shares were issued to Concept Ventures, Inc., a Florida corporation ("CVI"). CVI had received its shares from PAI in satisfaction of an indebtedness of $25,000 plus interest owed by PAI to CVI. Michael D. Farkas, a principal stockholder of the Company prior to the closing pursuant to the Merger Agreement, owns, together with related entities, 86.3% of CVI.

       On March 7, 2001, the Company effected a 1 for 3.3 reverse stock split reducing its previously reported outstanding 10,008,585 shares of the Common Stock to 3,032,978 shares.

       As of the Effective Date, Ms. Kalimi, the sole officer of the Company, resigned. The following officers were elected: Joseph Douek, Chairman of the Board and Chief Executive Officer; Richard E. Carter; President and Chief Operating Officer; and Morris Missry, Secretary.

Item 2. Acquisition or Disposition of Assets.

       On the Effective Date, pursuant to the Merger Agreement, a copy of which (without schedules) is filed as Exhibit A to this Report and which is incorporated herein by this reference, PAI was merged into Acquisition Corporation (the "Merger") and, accordingly, became a wholly-owned subsidiary of the Company. Reference is made to the answer to Item 1 to this Report for information as to the shares of the Common Stock issued by the Company to the former shareholders of PAI as the consideration to consummate the Merger. In addition, all outstanding options and warrants in PAI to purchase an aggregate of 4,330,000 shares of PAI's common stock were exchanged for the Company's options and warrants to purchase the same aggregate number of shares of the Common Stock in the Company at the same exercise prices and with the same expiration dates as were applicable to the options and warrants in PAI.

       The Company was incorporated on December 23, 1999 in the State of Delaware under the name of I-AntiqueAuction.com as a wholly-owned subsidiary of i-Incubator.com, Inc. ("Incubator"), the Common Stock of which is traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. under the symbol "INQU." As previously reported, Incubator's stockholders of record on February 13, 2000 received .4111 of a share of the Common Stock for each share of Incubator's Common Stock, $.0001 par value, which such stockholders owned. Prior to December 31, 2000, the Company intended to complete a specialized on-line person-to-person trading website (www.i-antiqueauction.com) dedicated to bringing together antique sellers and buyers. As previously reported, on September 11, 2000, the Company agreed to purchase the domain names "i-AntiqueAuction.com" and "i-AntiqueAuction.net" from Michael D. Farkas, a principal stockholder (through affiliates) of Incubator, for $50,000. Such agreement has been cancelled and the rights to the domain names transferred back to Mr. Farkas. In addition, also as previously reported, the Company borrowed from Atlas Equity Group, Inc. ("Atlas Equity"), a principal stockholder of Incubator, an aggregate of $12,662.34 (with interest) in short-term loans (the "Loans"), which amount includes interest at the rate of 10% per annum. The Loans have been consolidated into a single convertible note, convertible into 428,588 shares of the Common Stock. The note bears interest at the rate of 6% per annum and will become due May 14, 2002. As previously reported in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Annual Report"), the Company has discontinued all efforts to operate an online antique trading business. Instead the Company, as a development stage company, adopted a new business plan with the goal to become a leading provider of digital imaging services. In anticipation of entering such business through an acquisition of PAI, on March 7, 2001, the name of the Company was changed to Photo America, Inc. In view of the operational decision described in the second succeeding paragraph, on April 18, 2001, the Company changed its name to Concept Digital, Inc.

       PAI is engaged in the business of offering virtual mini lab services on its website photoamerica.com to digital camera users and has implemented a business of offering extended maintenance service to the users of digital cameras after the manufacturer's warranty period lapses. Acquisition Corporation's name was changed, effective with the Merger, to Photo America, Inc.

       For the near future, the Company intends to operate as a holding company, with PAI (i.e., the former Acquisition Corporation) as its operating unit, as it seeks other acquisitions, whether in related or unrelated businesses. There can be no assurance that any such acquisition will be effected.

Item 4. Changes in Registrant's Certifying Accountant.

       (a) When the Company was incorporated on December 23, 1999, it was a wholly-owned subsidiary of Incubator and, accordingly, Berenfeld, Spritzer, Schechter and Sheer (the "Berenfeld Form"), a Miami, Florida-based accounting firm which served as the parent Incubator's independent auditors, was appointed as independent auditors for the Company for the fiscal period December 23, 1999 (inception) to December 31, 1999 ("fiscal 1999"). As reported in the Annual Report, on December 15, 2000, Salibello & Broder LLP (the "Salibello Firm") was appointed as the Company's independent auditors for the fiscal year ended December 31, 2000 ("fiscal 2000"). As a result of the change in control of the Company (see the answer to Item 1 to this Report), with PAI being merged with and into Acquisition Corporation (see answer to Item 2 to the Report), on October 4, 2001, as a result of such changes, the Salibello Firm was terminated by the Company's Board of Directors (all five of whom having previously served as PAI directors) and Richard A. Eisner & Company, LLP (the "Eisner Firm"), PAI's independent auditors, were named as independent auditors for the Company.

             (i) In connection with the audits of the Company for fiscal 1999 and fiscal 2000, each of the Berenfeld Firm and Salibello Firm qualified its report on the basis that the Company was a development stage company, with no operations or revenues, and, accordingly, there had to be "substantial doubt about the Company's ability to continue as a going concern."

             (ii) During fiscal 1999 and fiscal 2000 and the subsequent interim period preceding the change from the Salibello Firm to the Eisner Firm, there were no disagreements with either of the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former auditors, would have caused it to make reference to the subject matter of the disagreement in its report.

             (iii) There was no "reportable events" as defined in paragraph
(a)(1)(v) of Item 304 of Regulation SB during fiscal 1999 and fiscal 2000 as to which the former auditors performed an audit or during the subsequent period preceding the change. (iv) The Company has furnished a copy of this Report to the Salibello Firm as the former auditors and has requested that such firm furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether such firm agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The response of the Salibello Firm will be filed in an Amendment to this Report.

             (b) Prior to the engagement of the firm of the Eisner Firm, neither the Company nor any one acting on its behalf consulted such accounting firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any disagreements with the prior accountants, as to which there were none as indicated above.

             (c) A copy of this Report, as proposed to be filed, was submitted to the newly engaged auditors before its filing with the Commission and such firm was provided with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made by the Company above. The Eisner Firm has indicated to the Company that no such letter was necessary.

Item 7. Financial Statements and Exhibits.

             (a) Financial statements of PAI will be filed by an amendment to this Report within 60 days after this Report must be filed.

             (b) Pro forma financial information will be furnished with the aforementioned amendment.

             (c)  Exhibits:

Number   Exhibit

A Agreement and Plan of Merger dated as of September 14, 2001 by and among the Company, Acquisition Corporation and PAI
         (without schedules).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONCEPT DIGITAL, INC.
                                         -----------------------------------
                                               (Registrant)


                                         By:      /s/ Joseph Douek
                                                  --------------------------
                                                  Joseph Douek
                                                  Chairman of the Board
                                                  and Chief Executive Officer


October 4, 2001



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                           Exhibit filed with Form 8-K

                      Index to Exhibits filed with Form 8-K


Number          Exhibit                                                     Page

A      Agreement and Plan of Merger dated as of September 14, 2001 by and among the Company, Acquisition Corporation and PAI (without
       schedules)............................................................E-2

                          AGREEMENT AND PLAN OF MERGER

       AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of the 14th day of September 2001 by and among Concept Digital, Inc. a Delaware corporation ("CDI"), Concept Digital Acquisition Corporation, a New York corporation which is a wholly-owned subsidiary of CDI ("Acquisition Corp."), and PhotoAmerica, Inc., a New York corporation ("PAI").

                                   WITNESSETH:

       WHEREAS, 36,650,403 shares of the common stock, $.0001 par value (the "PAI Common Stock"), of PAI are issued and outstanding as of the date hereof;

       WHEREAS, the Board of Directors of each of CDI, Acquisition Corp. and PAI has adopted, approved and authorized the execution and delivery of this Agreement so as to implement the Merger (as such term is hereinafter defined in Section 1 hereof) in compliance with the provisions of Section 901 of the Business Corporation Law of the State of New York (the "BCL") with the result that Acquisition Corporation shall continue as the surviving corporation and the separate existence of PAI (except as it may be continued by operation of law) shall cease;

       WHEREAS, CDI, Acquisition Corp. and PAI intend that the merger of PAI with and into Acquisition Corp. will qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

       WHEREAS, the Board of Directors of PAI intends to, and shall, submit this Agreement and the Merger to the shareholders of PAI for approval as required by the applicable provisions of the BCL;

       NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, the result and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

       1. The Merger. Subject to the terms and conditions hereinbelow set forth, on the Effective Date (as hereinafter defined in Section 7 hereof) PAI shall be merged with and into Acquisition Corp. (the "Merger") and, in connection therewith:

             (a) except to the extent provided or permitted by the BCL, the separate existence of PAI shall cease and terminate;

             (b) Acquisition Corp., as the surviving corporation, which shall, effective with the Merger, change its name to Photo America, Inc., shall continue its corporate existence under the laws of the State of New York and shall possess all of the rights, privileges, immunities, powers, franchises and authority (both public and private) of, and be subject to all of the restrictions, disabilities, obligations and duties of, PAI except to the extent that CDI assumes obligations and duties of PAI as provided in Section 4 hereof;

             (c) all of the assets and property of PAI of every kind, nature and description (real, personal and mixed and both tangible and intangible) and every interest therein, wheresoever located, including, without limitation, all debts or other obligations belonging or due to PAI, all claims and all causes of action, shall be, and be deemed to be, vested, absolutely and unconditionally, in Acquisition Corp. (to the same extent, degree and manner as previously vested in PAI); and

             (d) all debts and obligations of PAI, all rights of creditors of PAI and all liens or security interests encumbering any of the property of PAI shall be vested in Acquisition Corp. and shall remain in full force and effect without modification or impairment and shall be, and be deemed to be, enforceable against Acquisition Corp. and its assets and properties with the same full force and effect as if such debts, obligations, liens or security interests had been originally incurred or created by Acquisition Corp. in its own name and for its own behalf. Without limiting the generality of the foregoing, Acquisition Corp. specifically assumes all continuing obligations which PAI would otherwise have to indemnify its officers and directors, to the fullest extent currently provided in Acquisition Corp.'s Certificate of Incorporation, By-Laws and pursuant to the BCL, with respect to any and all claims arising out of actions taken or omitted by such officers and directors prior to the Effective Date.

       2. Instruments of Conveyance. Without limiting the generality of the provisions of Section 1 hereof and/or the succession provisions of applicable law, the officers and directors of PAI last in office shall (to the extent they, or any of them, possess and/or may exercise the power to do so) execute, deliver and/or record such deeds and/or other instruments of transfer and/or conveyance, and take or cause to be taken, such other and further actions, as the case may be, as shall be reasonably requested by Acquisition Corp. or its legal counsel, to vest, perfect, confirm, implement the transfer of, or establish in the name, on behalf or for the account or the benefit of Acquisition Corp., title to, and/or possession of, any or all of the assets, property, property interests, rights, privileges, immunities, powers and franchises owned and/or exercisable by PAI (or in which PAI had an interest and/or the power to exercise immediately prior to the Effective Date) and which was vested, or intended to be vested, in Acquisition Corp. pursuant to the provisions of this Agreement and the Merger.

       3. Constitutional Documents, Directors and Officers. On and as of the Effective Date:

             (a) The Certificate of Incorporation of Acquisition Corp. on such date in full force and effect shall be the Certificate of Incorporation of Acquisition Corp., as the surviving corporation, until the same shall be altered, amended, modified, terminated or rescinded in the manner provided by the BCL, which rights of alteration, amendment, modification, termination and/or rescission are hereby expressly reserved by Acquisition Corp.;

             (b) The By-Laws of Acquisition Corp. on such date in full force and effect shall be the By-Laws of Acquisition Corp., as the surviving corporation, until the same shall be altered, amended, modified, terminated or rescinded in the manner provided in the Certificate of Incorporation of Acquisition Corp. and/or the BCL, which rights of alteration, amendment, modification, termination and/or rescission are hereby expressly reserved by Acquisition Corp.; and

             (c) The sole member of the Board of Directors of Acquisition Corp. shall be Joseph Douek, who shall hold such office as provided in the By-Laws of Acquisition Corp. and/or the BCL. The officers of Acquisition Corp. shall be the former officers of PAI, who shall hold office as provided in the By-Laws of Acquisition Corp.

       4. Conversion. (a) On the Effective Date, the outstanding shares of the PAI Common Stock shall be converted and exchanged into shares of the common stock, $.0001 par value, of CDI (the "CDI Common Stock") in the following manner: Each issued and outstanding share of the PAI Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted and exchanged into one share of the CDI Common Stock.

             (b) On the Effective Date, each outstanding option and warrant of PAI which is exercisable into shares of the PAI Common Stock, as set forth in
Schedule 8(m) attached hereto, shall become an outstanding option and warrant of CDI exercisable into shares of the CDI Common Stock with the right to purchase the same number of shares at the same exercise price, with the same expiration date and subject to the same other terms and conditions.

             (c) After the Effective Date, the outstanding shares of the CDI Common Stock shall be held as follows: (i) the former holders of the PAI Common Stock shall be the holders of 36,650,403 shares of the CDI Common Stock and (ii) the holders of the CDI Common Stock prior to the Merger shall own 3,032,978 shares of the CDI Common Stock. In addition, Atlas Equity Group, Inc. ("Atlas Equity"), an entity owned and controlled by the principal stockholder of CDI prior to the Merger, has the right, pursuant to a convertible note, to convert this debt in the amount of $12,662.34, as set forth in Schedule 9(k)(B) hereto, into 428,588 shares of the CDI Common Stock. Furthermore, the only outstanding CDI options and CDI warrants shall be those issued in exchange for the former PAI options and PAI warrants and there shall be no other shares reserved for issuance against the authorized 50,000,000 shares of the CDI Common Stock.

             (d) The shares of the CDI Common Stock to be issued to the PAI shareholders shall be deemed to be "restricted securities" as defined by Rule 144(a)(3) under the Securities Act of 1933, as amended (the "Securities Act"). The certificates evidencing such shares shall bear the following restrictive legend:

             "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or otherwise transferred unless registered under the Securities Act or there is an opinion from counsel to the Company that such sale or other transfer may be made pursuant to an exemption from the registration requirement of the Securities Act."

       5. Certificate Exchange. Subsequent to the Effective Date, the issuance and distribution of New Certificates (as hereinafter defined) in exchange for Old Certificates (as hereinafter defined) shall be implemented as follows:

             (a) As promptly after the Effective Date as shall be reasonably possible, a representative of CDI (the "Representative") shall be directed to, and shall, notify (the "Stock Notification") each holder of the PAI Common Stock of the consummation of the Merger, the availability of stock certificates representing the shares of the CDI Common Stock (the "New Certificates") and a description of the procedure to be followed (and documents to be executed and submitted) in connection with the surrender of the holder's stock certificate representing the PAI Common Stock (the "Old Certificate") and the issuance of the New Certificate. Upon compliance by a holder thereof with the requirements for the certificate surrender and issuance specified in the Stock Notification, the Representative shall be directed to, and shall, issue and transmit to such holder New Certificates representing that number of shares of the CDI Common Stock to which such holder shall be entitled as herein provided.

             (b) From and after the Effective Date the sole rights of the holders of Old Certificates (except as otherwise provided by applicable law or Section 4(a) hereof) shall be those to which they are entitled as owners of the CDI Common Stock.

             (c) As promptly after the Effective Date as shall be reasonably possible, the Representative shall be directed to, and shall, notify (the "Option/ Warrant Notification") each holder of a PAI option or a PAI warrant of the consummation of the Merger, the availability of new options or warrants from CDI and a description of the procedure to be followed (and documents to be executed and submitted) in connection with the surrender of a PAI option or a PAI warrant in exchange for an CDI option or CDI warrant, respectively. Upon compliance by a holder thereof with the requirements for the surrender of a PAI option or a PAI warrant as specified in the Option/Warrant Notification, the Representative shall be directed to, and shall, issue and transmit to such holder the new CDI option or CDI warrant, whichever is applicable.

       6. The Closing.

             (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on such date, at such place and at such time (the "Closing Date") within five business days after the satisfaction or waiver of the last of the conditions set forth in Sections 13 and 14 hereof as shall be determined by the mutual consent of CDI and PAI. The Closing Date may be the same as the Effective Date (as such term is hereinafter defined).

             (b) On the Closing Date, CDI shall fix the number of members of the Board of Directors at five effective with the Effective Date. The Board of Directors shall consist of the following individuals: Richard Butler, Richard E. Carter, Richard Darrow, Joseph Douek and Morris Missry, each to serve until the next Annual Meeting of Stockholders of CDI or until his successor is duly elected and qualifies.

             (c) On the Effective Date, the officers of CDI shall be Joseph Douek, Chairman of the Board and Chief Executive Officer, Richard E. Carter, President and Chief Operating Officer, and Morris Missry, Secretary, each to serve until the first meeting of the Board of Directors immediately following the next Annual Meeting of Stockholders of CDI or until the Board otherwise directs.

       7. The Effective Date. Subject to the satisfaction and/or waiver of the conditions herein described, the Merger shall become effective as at the close of business on the date specified in the Certificate of Merger to be filed in the manner required by the BCL or, if none, on the date of filing (the "Effective Date"). Upon the receipt by PAI of consents from the holders of more than 50% of the outstanding shares of the PAI Common Stock, PAI and Acquisition Corp. shall cause to be filed the Certificate of Merger in the manner required by the BCL. Subject to the provisions of Section 15 hereof, such filing shall be made on, or as soon as practicable after, the Closing Date; and the parties hereto shall thereafter execute, acknowledge, deliver and/or record such other and further instruments, documents or certificates and/or take and perform such other and further actions as may be required to effect and/or implement the Merger.

       8. PAI Representations and Warranties. In order to induce CDI and Acquisition Corp. to execute, and perform their obligations under, this Agreement, PAI does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be, and be deemed to be, continuing and survive the execution and delivery of this Agreement, the Closing and the Effective Date) as follows:

             (a) PAI is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduct its business as currently being conducted.

             (b) PAI is duly qualified to do business as a foreign corporation, and is in good standing, in all jurisdictions, if any, wherein such qualification is necessary and where failure so to qualify would have a material adverse effect on the business, properties, liabilities, assets, operations, results of operations, condition (financial or otherwise) or affairs of PAI. Such jurisdictions, if any, are listed on Schedule 8(b) hereto.

             (c) PAI has never had, nor does it have, any subsidiaries, nor has it ever owned, nor does it currently own, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

             (d) Subject only to obtaining the consent of its shareholders as required by the BCL: (i) PAI has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance of this Agreement, the consummation by PAI of the transactions herein contemplated and the compliance by PAI with the terms of this Agreement have been duly authorized by all necessary corporate action; (iii) this Agreement is the valid and binding obligation of PAI enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies;
(iv) the execution, delivery and performance of this Agreement by PAI and the consummation by PAI of the transactions herein contemplated do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Certificate of Incorporation or By-Laws of PAI or
(B) result in a breach of, or a conflict with, any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of PAI pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which PAI is a party or by which it is, or any of its respective properties or assets are, or may be, bound or affected. No consent, approval, authorization or order of, or any filing with, any court, governmental agency, authority or body (other than the filing of a Certificate of Merger under the BCL) and/or any party to any agreement to which PAI is a party and/or by which it is bound is required in connection with the execution, delivery and performance of this Agreement and/or the consummation by PAI of the transactions contemplated by this Agreement.

             (e) PAI is not in violation of, or in default under, (i) any term or provision of its Certificate of Incorporation or By-Laws; (ii) any material term or provision of any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it is, or any or its properties or assets are, or may be, bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its properties or business. PAI owns, possesses or has obtained all governmental and other licenses, permits, certifications, registration, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as presently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing and there are no proceedings pending or, to the best of its knowledge, threatened or any basis therefor existing, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations.

             (f) Except as set forth on Schedule 8(f) hereto, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any court or governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, pending or, to the best of the knowledge of PAI, threatened against PAI or involving its assets which, if determined adversely to PAI, would, individually or in the aggregate, result in a material adverse change in the financial position, shareholders' equity, results of operations, properties, business, management or affairs of PAI, or which question the validity of this Agreement or of any action taken, or to be taken, by PAI pursuant to, or in connection with, this Agreement; nor, to the best of the knowledge of PAI, is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry to be made by any person and/or entity. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming PAI and/or enjoining PAI from taking, or requiring PAI to take, any action, and/or by which PAI is, and/or its assets are, bound or subject.

             (g) PAI owns all trademarks, service marks, tradenames, copyrights, similar rights and their registrations, trade secrets, methods, practices, systems, ideas, know how and confidential materials used or proposed to be used in the conduct of its business as conducted as of the date hereof (collectively the "PAI Intangibles") free and clear of all liens, security interests, claims and encumbrances and rights and options of third parties (including, without limitation, former or current officers, directors, shareholders, employees and agents).

             (h) PAI has previously delivered to CDI a copy of the following financial statements: (i) the balance sheet of PAI as of December 31, 1999 and the statements of operations, stockholders' equity and cash flows for the period from June 15, 1999 (inception) to December 31, 1999 (the "Prior Year PAI Financial Statements"), accompanied by the audit report of Richard A. Eisner & Company, LLP ("Eisner"), its independent auditors; and (ii) the balance sheet of PAI as of December 31, 2000 and the statements of operations, stockholders' equity and cash flows for the period from January 1, 2000 to December 31, 2000 accompanied by the audit report of Eisner, its independent auditors (hereinafter the "2000 PAI Financial Statements" and collectively with the "Prior Year PAI Financial Statements" the "PAI Financial Statements"). The PAI Financial Statements are, and will be, true and accurate, in accordance with the books and records of PAI and are, and will, present fairly in all material respects the financial position and results of operations of PAI as of the times and for the periods referred to therein, in each case in accordance with generally accepted accounting principles under current United States accounting rules and regulations, consistently applied ("GAAP"). All of the financial books and records of PAI have been made available to CDI, and such books and records completely and fairly record in all material respects PAI's financial affairs, which would normally be recorded in financial books and records.

             Except as will be set forth on the PAI Financial Statements, PAI has no debt, liability or obligations of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due and whether or not the amount hereof is readily ascertainable, that will not be reflected as a liability in the PAI Financial Statements or except for liabilities incurred by PAI in the ordinary course of business since December 31, 2000, consistent with past practices which are not otherwise prohibited by, or in violation of, or which will not result in a breach of, the representations, warranties and covenants of PAI contained in this Agreement. There will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("FAS No. 5") issued by the Financial Accounting Standards Board (the "FASB") which will not be adequately provided for in the PAI Financial Statements as required by FAS No. 5.

             (i) PAI does not currently own, nor has it ever owned, any real property. Schedule 8(i) hereto contains a list and a brief description of (i) all real property leased by PAI and (ii), with respect to each lease, the name of the lessor, any requirement of consent of the lessor to assignment (including assignment by way of merger or change in control) and the termination date of the lease. PAI has no written leases or subleases with respect to real property. PAI owns or has good and marketable title to its assets, properties and interests in properties which will be reflected in the latest balance sheet included in the PAI Financial Statements and/or are utilized in connection with the operation of the business of PAI, in all cases free and clear of all liens, security interests, claims and encumbrances of every kind, nature and description and rights and options of others except as will be expressly set forth in such balance sheet.

             (j) PAI has not, except as set forth on Schedule 8(j) hereto, (i) incurred any obligation or liability (absolute or contingent, secured or unsecured); (ii) cancelled, without payment in full, any notes, loans or other obligations receivable or other debts or claims held by it; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien or security interest any of its material properties, tangible or intangible, or rights under any contract, permit, license, franchise or other agreement other than sales or other dispositions of goods or services in the ordinary course of business at customary prices; (iv) except for its new warranty service, entered into any line of business other than that conducted by it prior to December 31, 2000 or entered into any transaction not in the ordinary course of its business other than this Agreement; or (v) declared, made or paid, or set aside for payment, any cash or non-cash dividends or other distribution on any shares of its capital stock.

             (k) PAI is not default, in any respect, under the terms of any outstanding agreement which is material to the business, operations, properties, assets or condition of PAI and there exists no event of default or event which, with notice and/or the passage of time, or both, would constitute any such default.

             (l) PAI has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or otherwise) required to be filed under the laws of the United States and all applicable states and has paid in full all taxes which are due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing. No penalties or other charges are, or will become, due with respect to the late filing of any such return. To the best of the knowledge of PAI, after due investigation, each such tax return heretofore filed by PAI correctly and accurately reflects the amount of its tax liability thereunder. PAI has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable.

             (m) The authorized and outstanding capitalization of PAI is as set forth on Schedule 8(m) hereto. As of the date hereof and the Closing Date except as set forth on Schedule 8(m) hereto, there shall not be authorized and/or issued and outstanding any shares of capital stock of PAI and there shall not be outstanding any rights to purchase shares of capital stock of PAI. The issued and outstanding shares of the PAI Common Stock have been duly authorized and validly issued. All outstanding shares of the PAI Common Stock are fully paid and nonassessable. Except as set forth on Schedule 8(m), there are no outstanding warrants, options, or similar rights to purchase or convert into the PAI Common Stock. There are no preemptive rights with respect to the PAI Common Stock. PAI has no reason to believe that any holder of such outstanding shares of the PAI Common Stock is subject to personal liability solely by reason of being such a holder. The offers and sales of such outstanding shares of the PAI Common Stock were, at all relevant times, exempt from the registration or prospectus delivery requirements of the Securities Act and any applicable state securities laws pursuant to an exemption for which PAI and/or such offering or sale fully qualified. No dividends, redemptions or other distributions of the assets of PAI have been, or will be, declared and/or paid prior to the Closing Date on or with respect to the PAI Common Stock.

             (n) Except as set forth in Schedule 8(n) hereto and as contemplated by this Agreement, since December 31, 2000, there has not been with respect to
PAI:

                  (i) Any loan to any person or entity and/or the issuance of any guaranty for, or with respect to, its or another's obligations;

                  (ii) Any waiver or release of any material right or claim;

                  (iii) Any incurrence of any material obligation or liability, absolute or contingent;

                  (iv) Any payment of any material obligation or liability, absolute or contingent, except for current liabilities reflected in, or shown on, the most recent balance sheet of PAI and/or incurred subsequent to the date thereof in the ordinary course of business and/or in connection with the transactions contemplated by this Agreement; and

                  (v) Any material adverse change in the business, assets, properties, liabilities, operations, results of operations, condition (financial or otherwise) or affairs of PAI;

                  (vi) Any damage, destruction or loss, whether or not covered by insurance, having or which could reasonably be expected to have a material adverse effect on PAI; (vii) (A) any liability created, assumed, guaranteed or incurred, or (B) any transaction, contract or commitment entered into, by PAI, in the case of either clause (A) or (B) other than in the ordinary course of business;

                  (viii) Any payment, discharge or satisfaction of any material encumbrance by PAI or any cancellation by PAI of any material debts or claims or any amendment, termination or waiver of any rights of material value to PAI;

                  (ix) Any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of PAI;

                  (x) Any stock split, reverse stock split, combination, reclassification or recapitalization of the PAI Common Stock, or any issuance of any other security in respect of, or in exchange for, any shares of the PAI Common Stock;

                  (xi) Any issuance by PAI of any shares of its capital stock or any debt security or any subscription or similar right to acquire any shares of the PAI capital stock;

                  (xii) Any license, sale, transfer, pledge, mortgage or other disposition of any material tangible or intangible asset (including any PAI Intangibles) of PAI;

                  (xiii) Any termination of, or written indication of an intention to terminate or not renew, any material contract, license, commitment or other agreement between PAI and any other person;

                  (xiv) Any material write-down or write-up of the value of any asset of PAI, or any material write-off of any accounts receivable or notes receivable of PAI or any portion thereof;

                  (xv) Any increase in, or modification of, compensation payable, or to become payable, to any director, officer, employee, consultant or agent of PAI, or the entering into of any employment contract with any officer or employee;

                  (xvi) Any increase in, or modification or acceleration of, any benefits payable, or to become payable, under any bonus, pension, severance, insurance or other benefit plan, payment or arrangement (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any director, officer, employee, consultant or agent of PAI other than as described in Schedule 8(m) hereto;

                  (xvii) The making of any loan, advance or capital contribution to, or investment in, any person or the engagement in any transaction with any employee, officer, director or security holder of PAI, other than advances to employees in the ordinary course of business for travel and similar business expenses;

                  (xviii) Any change in the accounting methods or practices followed by PAI or any change in depreciation or amortization policies or rates theretofore adopted;

                  (xix) Any forward sales commitments at a price less than PAI's cost of sales for such commitments;

                  (xx) Any termination of employment of any officer or key employee of PAI or any expression of intention by any officer or key employee of PAI to resign from such office or employment with PAI;

                  (xxi) Any amendments or changes in PAI's Certificate of Incorporation or By-Laws;

                  (xxii) Any agreement, understanding, authorization or proposal, whether in writing or otherwise, for PAI to take any of the actions described in this Section 8(n).

       9. CDI Representations and Warranties. In order to induce PAI to execute, and perform its obligations under, this Agreement, CDI does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be, and be deemed to be, continuing and survive the execution and delivery of this Agreement, the Closing and the Effective Date) as follows:

             (a) CDI is a corporation duly organized, validly existing and in standing under the laws of the State of Delaware, with full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduct its business as currently being conducted.

             (b) CDI is duly qualified to do business as a foreign corporation, and is in good standing, in all jurisdictions, if any, wherein such qualification is necessary and where failure so to qualify would have a material adverse effect on the business, properties, liabilities, assets, operations, results of operations, condition (financial or otherwise) or affairs of CDI. Such jurisdictions are listed on Schedule 9(b) hereto.

             (c) Other than Acquisition Corp., which is a wholly-owned subsidiary of CDI, CDI never had, nor does it have, any subsidiaries, nor has it ever owned, nor does it currently own, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

             (d) Subject only to obtaining the consent of its stockholders as required by the General Corporation Law of the State of Delaware (the "GCL"):
(i) CDI has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance of this Agreement, the consummation by CDI of the transactions herein contemplated and the compliance by CDI with the terms of this Agreement have been duly authorized by all necessary corporate action; (iii) this Agreement is the valid and binding obligation of CDI enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv) the execution, delivery and performance of this Agreement by CDI and the consummation by CDI of the transactions herein contemplated do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Certificate of Incorporation or By-Laws of CDI, (B) result in a breach of, or a conflict with, any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of CDI pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which CDI is a party or by which it is, or any of its respective properties or assets are, or may be, bound or affected. No consent, approval, authorization or order of, or filing with, any court, governmental agency, authority or body (other than as required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder) or as otherwise provided in this Agreement) and/or any party to an agreement to which CDI is a party and/or by which it is bound is required in connection with the execution, delivery and performance of this Agreement and/or the consummation by CDI of the transactions contemplated by this Agreement.

             (e) CDI is not in violation of, or in default under, (i) any term or provision of its Certificate of Incorporation or By-Laws; (ii) any material term or provision of any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it is, or any or its properties or assets are, or may be, bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its properties or business, including, without limitation, all reporting obligations pursuant to the Exchange Act and the rules and regulations promulgated thereunder. CDI owns, possesses or has obtained all governmental and other licenses, permits, certifications, registration, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as presently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing and there are no proceedings pending or, to the best of its knowledge, threatened or any basis therefor existing, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations.

             (f) There are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any court or governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, pending or, to the best of the knowledge of CDI, threatened against CDI or involving its assets which, if determined adversely to CDI, would, individually or in the aggregate, result in a material adverse change in the financial position, stockholders' equity, results of operations, properties, business, management or affairs of CDI, or which question the validity of this Agreement or of any action taken, or to be taken, by CDI pursuant to, or in connection with, this Agreement; nor, to the best of the knowledge of CDI, is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry to be made by any person and/or entity. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming CDI and/or enjoining CDI from taking, or requiring CDI to take, any action and/or by which CDI is, and/or its assets are, bound or subject.

             (g) CDI owns no trademarks, service marks, tradenames, copyrights, similar rights and their registrations, trade secrets, methods, practices, systems, ideas, know how and confidential materials (collectively the "CDI Intangibles") used or proposed to be used in the conduct of its business as intended to be conducted as of the date hereof. All CDI Intangibles related to its former intended business of conducting on the Internet auctions between prospective buyers and sellers have been disposed of and are no longer assets of CDI, nor does CDI have any liabilities related thereto.

             (h) CDI is not aware of any material misstatements or omissions in any periodic report previously filed by CDI pursuant to Section 13 of the Exchange Act or in any proxy or information material previously furnished to its stockholders pursuant to Section 14 of the Exchange Act.

             (i) CDI has previously delivered to PAI a copy of the following financial statements as they were filed in CDI's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000: the balance sheet of CDI as of December 31, 2000 and the statements of operations, changes in stockholders' equity (deficit) and cash flows for the year then ended, accompanied by the audit report of Salibello & Broder LLP, CDI's independent auditors, with respect to such financial statements (the "CDI Financial Statements"). The CDI Financial Statements are true and accurate, are in accordance with the books and records of CDI and present fairly in all material respects the financial position and related results of operations of CDI as of the times and for the periods referred to herein, in each case in accordance with GAAP. All of the financial books and records of CDI have been made available to PAI, and such books and records completely and fairly record in all material respects CDI's financial affairs which would normally be recorded in financial books and records.

             Except as set forth in Schedules 9(k) and 9(o) hereto, CDI has no debt, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due and whether or not the amount thereof is readily ascertainable, that are not reflected as a liability in the CDI Financial Statements or except for liabilities incurred by CDI in the ordinary course of business since December 31, 2000 consistent with past practices which are not otherwise prohibited by, or in violation of, or which will not result in a breach of, the representations, warranties and covenants of CDI contained in this Agreement. There was no material loss contingencies (as such term is used in FAS No. 5 issued by the FASB) which were not adequately provided for in the CDI Financial Statements as required by FAS No. 5.

             (j) CDI does not currently own, nor has it ever owned, any real property, Schedule 9(j) hereto contains a list and a brief description of (i) all real property leased by CDI and (ii), with respect to each lease, the name of the lessor, any requirement of consent of the lessor to assignment (including assignment by way of merger or change in control) and the termination date of the lease. CDI has made available to PAI true and complete copies of all leases. CDI owns and has good and marketable title to its assets, properties and interests in properties which are reflected in the latest balance sheet included in the CDI Financial Statements, in all cases free and clear of all liens, security interests, claims and encumbrances of every kind, nature and description and rights and options of others except as expressly set forth in such balance sheet.

             (k) CDI has not, except as set forth on Schedule 9(k) hereto, (i) incurred any obligation or liability (absolute or contingent, secured or unsecured); (ii) cancelled, without payment in full, any notes, loans or other obligations receivable or other debts or claims held by it; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien or security interest any of its material properties, tangible or intangible, or rights under any contract, permit, license, franchise or other agreement; (iv) entered into any line of business other than that previously conducted by it prior to the date hereof or entered into any transaction not in the ordinary course of its business; or (v) declared, made or paid, or set aside for payment, any cash or non-cash dividends or other distribution on any shares of its capital stock.

             (l) CDI is not in default, in any respect, under the terms of any outstanding agreement which is material to the properties, assets or financial condition of CDI and there exists no event of default or event which, with notice and/or the passage of time, or both, would constitute any such default.

             (m) CDI has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or otherwise) required to be filed under the laws of the United States and all applicable states and has paid in full all taxes which are due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing. No penalties or other charges are, or will become, due with respect to the late filing of any such return. To the best of the knowledge of CDI, after due investigation, each such tax return heretofore filed by CDI correctly and accurately reflects the amount of its tax liability thereunder. CDI has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable.

             (n) The authorized and outstanding capitalization of CDI is as set forth on Schedule 9(n) hereto. As of the date hereof and the Closing Date, there shall not be authorized and/or issued and outstanding any shares of capital stock of CDI except as set forth on Schedule 9(n) or in the next sentence and there shall not be outstanding any rights to purchase shares of capital stock of CDI. The issued and outstanding shares of the CDI Common Stock have been duly authorized and validly issued and the shares to be issued to Atlas Equity upon the conversion of the convertible note will be duly authorized and validly issued. All of the outstanding shares of the CDI Common Stock are fully paid and nonassessable and the shares to be issued to Atlas Equity will be fully paid and nonassesable. Except as set forth on Schedule 9(k) hereto, there are no outstanding warrants, options, or similar rights to purchase or convert into the CDI Common Stock. There are no preemptive rights with respect to the CDI Common Stock. CDI has no reason to believe that any holder of such outstanding shares of the CDI Common Stock is subject to personal liability solely by reason of being such a holder. The offers and sales of such outstanding shares of the CDI Common Stock were, at all relevant times, exempt from the registration or prospectus delivery requirements of the Securities Act and any applicable state securities laws pursuant to an exemption for which CDI and/or such offering or sale fully qualified. No dividends, redemptions or other distributions of the assets of CDI have been, or will be, declared and/or paid prior to the Closing Date on or with respect to the CDI Common Stock. The shares of the CDI Common Stock have been registered under Section 12(g) of the Exchange Act.

             (o) Except as set forth in Schedules 9(k) and 9(o) hereto and as contemplated by this Agreement, since December 31, 2000, there has not been with respect to CDI:

                  (i) Any loan to any person or entity and/or the issuance of any guaranty for, or with respect to, its or another's obligations;

                  (ii) Any waiver or release of any material right or claim;

                  (iii) Any incurrence of any material obligation or liability, absolute or contingent;

                  (iv) Any payment of any material obligation or liability, absolute or contingent, except for current liabilities reflected in, or shown on, the most recent balance sheet of CDI and/or incurred subsequent to the date thereof in the ordinary course of business and/or in connection with the transactions contemplated by this Agreement; and

                  (v) Any material adverse change in the business, assets, properties, liabilities, operations, results of operations, condition (financial or otherwise) or affairs of CDI;

                  (vi) Any damage, destruction or loss, whether or not covered by insurance, having or which could reasonably be expected to have a material adverse effect on CDI; (vii) (A) Any liability created, assumed, guaranteed or incurred, or (B) any transaction, contract or commitment entered into, by CDI, in the case of either clause (A) or (B) other than in the ordinary course of business;

                  (viii) Any payment, discharge or satisfaction of any material encumbrance by CDI or any cancellation by CDI of any material debts or claims or any amendment, termination or waiver of any rights of material value to CDI;

                  (ix) Any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of CDI;

                  (x) Except for a 1 for 3.3 reverse stock split effected on March 7, 2001, any stock split, reverse stock split, combination, reclassification or recapitalization of the CDI Common Stock, or any issuance of any other security in respect of, or in exchange for, any shares of the CDI Common Stock;

                  (xi) Any issuance by CDI of any shares of its capital stock or any debt security or any subscription or similar right to acquire any shares of the CDI capital stock;

                  (xii) Any license, sale, transfer, pledge, mortgage or other disposition of any material tangible or intangible asset (including any CDI Intangibles) of CDI;

                  (xiii) Any termination of, or written indication of an intention to terminate or not renew, any material contract, license, commitment or other agreement between CDI and any other person;

                  (xiv) Any material write-down or write-up of the value of any asset of CDI, or any material write-off of any accounts receivable or notes receivable of CDI or any portion thereof;

                  (xv) Any increase in, or modification of, compensation payable, or to become payable to, any director, officer, employee, consultant or agent of CDI, or the entering into of any employment contract with any officer or employee;

                  (xvi) Any increase in, or modification or acceleration of, any benefits payable or to become payable under any bonus, pension, severance, insurance or other benefit plan, payment or arrangement (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any director, officer, employee, consultant or agent of CDI other than as described in Schedule 9(n) hereto;

                  (xvii) The making of any loan, advance or capital contribution to, or investment in, any person or the engagement in any transaction with any employee, officer, director or security holder of CDI, other than advances to employees in the ordinary course of business for travel and similar business expenses;

                  (xviii) Any change in the accounting methods or practices followed by CDI or any change in depreciation or amortization policies or rates theretofore adopted;

                  (xix) Any termination of employment of any officer or key employee of CDI or any expression of intention by any officer or key employee of CDI to resign from such office or employment with CDI;

                  (xx) Any amendments or changes in CDI's Certificate of Incorporation or By-Laws not relating to a change in name;

                  (xxi) Any agreement, understanding, authorization or proposal, whether in writing or otherwise, for CDI to take any of the actions described in this Section 9(o).

             (p) Subject to the restrictions set forth in Section 4(d) hereof and as required by applicable law, at the Closing, all of the shares of the CDI Common Stock to be issued by CDI pursuant to this Agreement shall be, and be deemed to be, duly and validly authorized and, when issued to the PAI shareholders in exchange for their shares of the PAI Common Stock, duly and validly issued, fully paid and nonassessable and free and clear of all federal and state issuance, stock and/or company taxes, liens, security interests, claims, encumbrances and charges.

       10. Acquisition Corp. Representations and Warranties. In order to induce PAI to execute, and perform its obligations under, this Agreement, Acquisition Corp. does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be, and be deemed to be, continuing and survive the execution and delivery of this Agreement, the Closing and the Effective Date) as follows:

             (a) Acquisition Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority, corporate and otherwise. Neither prior to the date hereof has Acquisition Corp. engaged, nor prior to the Closing Date will Acquisition Corp. engage, in any business activity of any kind, nature or description except in connection with the implementation of the transactions herein described. Acquisition Corp. has no subsidiaries, nor, at the present time is it, or at the Closing will it be, a partner or joint venturer with any other person or entity. Acquisition Corp. is a wholly-owned subsidiary of CDI.

             (b) (i) Acquisition Corp. has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance of this Agreement, the consummation by Acquisition Corp. of the transactions herein contemplated and the compliance by Acquisition Corp. with the terms of this Agreement have been duly authorized by Acquisition Corp.;
(iii) this Agreement is the valid and binding obligation of Acquisition Corp., enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv) the execution, delivery and performance of this Agreement by Acquisition Corp. and the consummation by Acquisition Corp. of the transactions herein contemplated do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Certificate of Incorporation or By-Laws of Acquisition Corp., (B) result in a breach of, or a conflict with, any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of Acquisition Corp. pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which Acquisition Corp. is a party or by which it is, or any of its properties or assets are, or may be, bound or affected; or (C) to the best knowledge of Acquisition Corp., after due investigation, violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over Acquisition Corp. or its assets. Except as otherwise required by the BCL, no consent, approval, authorization or order of any court, governmental agency, authority or body, is required in connection with the execution, delivery and performance of this Agreement, and/or the consummation by Acquisition Corp. of the transactions contemplated by this Agreement.

             (c) Acquisition Corp. is not in violation of, or in default under,
(i) any term or provision of its Certificate of Incorporation or By-Laws; (ii) any material term or provision of any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any or its properties is, or may be, bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its assets.

             (d) Acquisition Corp. was incorporated on April 25, 2001, has no assets and has incurred no liabilities other than its incorporation costs. Prior to the date hereof, Acquisition Corp. has conducted no business operations and, prior to the Effective Date, its sole activities will be in connection with the transactions contemplated by this Agreement.

             (e) There are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any court or governmental agency, court or tribunal, domestic, or foreign, or before any private arbitration tribunal, pending or, to the best of the knowledge of Acquisition Corp., threatened against Acquisition Corp. or involving its assets which, if determined adversely to Acquisition Corp., would, individually or in the aggregate, result in a material adverse change in the financial position, shareholders' equity, results of operations, properties, business, management or affairs of Acquisition Corp., or which question the validity of this Agreement or of any action taken or to be taken by Acquisition Corp. pursuant to, or in connection with, this Agreement; nor, to the best of the knowledge of Acquisition Corp., is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry to be made by any person and/or entity. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming Acquisition Corp. and/or enjoining Acquisition Corp. from taking, or requiring Acquisition Corp. to take, any action, and/or by which Acquisition Corp. is, and/or its assets are, bound or subject.

       11. PAI Covenants. PAI shall, during the period commencing on the date hereof and terminating immediately following the close of business on the Effective Date (or earlier, upon the failure or refusal of the PAI shareholders or the CDI stockholders to approve this Agreement and/or the termination of this Agreement as hereinafter provided):

             (a) Take and perform any and all actions necessary to render accurate, and/or maintain the accuracy of, all of the representations and warranties of PAI herein contained and/or satisfy each covenant or condition required to be performed or satisfied by PAI at or prior to the Closing and/or to cause or permit the implementation of the Merger;

             (b) Not take or perform any action which would or might cause any representation or warranty made by PAI herein to be rendered inaccurate, in whole or in part, and/or which would prevent, inhibit or preclude the satisfaction, in whole or in part, of any covenant required to be performed or satisfied by PAI at or prior to the Closing and/or the implementation of the Merger;

             (c) Carry on and maintain its business in substantially the same form, style and manner as heretofore operated by it; perform, in all material respects, all of its respective obligations under all material agreements, leases and documents relating to or affecting its respective assets, properties and businesses; and use its best efforts to preserve intact its business organization and the good will and relationships with its suppliers, customers and others having business relations with it;

             (d) Obtain pursuant to Section 615 of the BCL the required shareholder consent to approve the merger of PAI into Acquisition Corp. and give notice to the non-consenting shareholders in accordance with the BCL.

             (e) Immediately advise CDI of any event, condition or occurrence which constitutes, or may, with the passage of time and/or giving of notice, constitute, a breach of any representation or warranty of PAI herein contained and/or which prevents, inhibits or limits or may prevent, inhibit or limit PAI from satisfying, in full and on a timely basis, any covenant, term or condition herein contained and/or implementing this Agreement.

       12. CDI Covenants. CDI shall, during the period commencing on the date hereof and terminating immediately following the close of business on the Effective Date (or earlier, upon the failure or refusal of the PAI shareholders or the CDI stockholders to approve this Agreement and/or the termination of this Agreement as hereinafter provided):

             (a) Take and perform any and all actions necessary to render accurate, and/or maintain the accuracy of, all of the representations and warranties of CDI herein contained and/or satisfy each covenant or condition required to be performed or satisfied by CDI at or prior to the Closing and/or to cause or permit the implementation of the Merger;

             (b) Not take or perform any action which would or might cause any representation or warranty made by CDI herein to be rendered inaccurate, in whole or in part, and/or which would prevent, inhibit or preclude the satisfaction, in whole or in part, of any covenant required to be performed or satisfied by CDI at or prior to the Closing and/or the implementation of the Merger;

             (c) Perform, in all material respects, all of its obligations under all material agreements, leases and documents relating to or affecting its assets or properties;

             (d) Obtain pursuant to Section 228 of the GCL the required consent to approve this Agreement and give notice to the non-consenting stockholders in accordance with the GCL.

             (e) Not make any announcement to the public in general and/or within its industry and/or otherwise with respect to this Agreement, the Merger and the current or future business or operations of any party hereto without the prior written consent of PAI or, in the case of an announcement required by applicable securities laws, prior consultation with PAI;

             (f) Immediately advise PAI of any event, condition or occurrence which constitutes, or may, with the passage of time and/or giving of notice, constitute, a breach of any representation or warranty of CDI herein contained and/or which prevents, inhibits or limits or may prevent, inhibit or limit CDI from satisfying, in full and on a timely basis, any covenant, term or condition herein contained and/or implementing this Agreement;

       13. CDI and Acquisition Corp. Conditions Precedent. The obligations of CDI and Acquisition Corp. to implement this Agreement and consummate the Merger are, at their respective elections, subject to, and conditioned upon, the CDI satisfaction (and/or waiver except as to Sections 13(a) and (f)) of each of the following conditions:

             (a) Prior to the Closing Date, the holders of more than 50% of the outstanding shares of the PAI Common Stock shall have consented to this Agreement and the Merger in accordance with the BCL.

             (b) Prior to the Closing Date, the holders of more than 50% of the outstanding shares of the CDI Common Stock shall have consented to this Agreement and the transactions contemplated thereunder in accordance with the GCL.

             (c) The representations and warranties of PAI contained in this Agreement shall be true and correct in all material respects as of the Effective Date with the same effect as if made on and as of the Effective Date and PAI shall have performed in all material respects all of its covenants and obligations contemplated hereunder to be performed on or prior to the Effective Date. At the Closing, CDI shall have received a certificate, executed by the Chief Executive Officer and the Secretary of PAI (effective as of the Closing and the Effective Date) and in form reasonably acceptable to CDI, certifying as of both the date of this Agreement and the Closing Date, the truth and accuracy of (and the remaking of) the representations and warranties of PAI herein contained, including, without limitation, those set forth in Section 8 hereof.

             (d) Prior to the Closing, there shall not have occurred any material adverse change in the financial condition, business or operations of PAI, nor shall any event have occurred or condition exist which, with the passage of time or the giving of notice, or both, may cause or create any such adverse material change.

             (e) Prior to the Closing, all corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in form and content reasonably satisfactory to CDI and its counsel and CDI and its counsel shall have received all counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

             (f) No action or proceeding shall have been instituted and be pending by any private party and/or governmental agency or authority challenging the legality of this Agreement or the Merger and/or seeking to prevent or delay consummation of the transactions herein contemplated, which action or proceeding shall have resulted in an order granting preliminary or permanent injunctive relief prohibiting consummation of this Agreement and/or the Merger and which order shall not have been vacated as of the Closing.

             (g) All statutory requirements for the valid consummation by PAI of the transactions herein described shall have been fully and timely satisfied; all authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation by PAI of the transactions herein described and/or to permit the businesses currently carried on by PAI to continue unimpaired in all material respects immediately following the Effective Date shall have been obtained and shall be in full force and effect; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, consents or approvals shall be pending or threatened.

             (h) CDI's due diligence inquiry of PAI shall be complete and satisfactory.

       14. PAI Conditions Precedent. The obligation of PAI to implement this Agreement and to consummate the Merger is, at its election, subject to, and conditioned upon, the satisfaction (and/or waiver except as to Sections 14(a) and (e)) of each of the following conditions:

             (a) Prior to the Closing Date, the holders of more than 50% of the outstanding shares of the PAI Common Stock shall have consented to this Agreement and the Merger in accordance with the BCL.

             (b) Prior to the Closing Date, the holders of more than 50% of the outstanding shares of the CDI Common Stock shall have consented to this Agreement and the transactions contemplated thereunder as required by the GCL.

             (c) The representations and warranties of CDI and Acquisition Corp. contained in this Agreement shall be true and correct in all material respects as of the Effective Date with the same effect as if made on and as of the Effective Date. At the Closing, PAI shall have received a certificate, executed by the President and the Secretary of CDI and Acquisition Corp. (effective as of the Closing and the Effective Date) and in form and content reasonably acceptable to PAI, certifying, as to both the date of this Agreement and the Closing Date the truth and accuracy of (and the remaking of) the representations and warranties of CDI and Acquisition Corp. herein contained, including, without limitation, those set forth in Sections 9 and 10 hereof.

             (d) Prior to the Closing, all corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in form and content reasonably satisfactory to PAI and its counsel and PAI and its counsel shall have received all counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

             (e) No action or proceeding shall have been instituted and be pending by any private party and/or governmental agency or authority challenging the legality of this Agreement or the Merger and/or seeking to prevent or delay consummation of the transactions herein contemplated, which action or proceeding shall have resulted in an order granting preliminary or permanent injunctive relief prohibiting consummation of this Agreement and/or the Merger and which order shall not have been vacated as of the Closing.

             (f) All statutory requirements for the valid consummation by CDI of the transactions herein described shall have been fully and timely satisfied; all authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation by CDI of the transactions herein described shall have been obtained and shall be in full force and effect; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, consents or approvals shall be pending or threatened.

             (g) One or more registered broker-dealers shall have expressed a desire to make a market in the CDI Common Stock and shall have agreed to publish a quotation therefor provided that CDI furnishes to each such broker-dealer the information required by Rule 15c2-11 under the Exchange Act with respect to the CDI Common Stock.

             (h) The OTC Bulletin Board of the National Association of Securities Dealers, Inc. shall have agreed to authorize the reporting of trading in the CDI Common Stock subject to (i) action by the broker-dealers as set forth in Section 14(g) hereof and (ii) the filing by CDI of a Current Report on Form 8-K with respect to the Merger in substantially the same form as Schedule 14(h) hereto.

             (i) PAI's due diligence inquiry of CDI shall be complete and satisfactory.

       15. Termination.

             (a) This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after submission to, or approval by, the PAI shareholders or the CDI stockholders as herein provided either: (a) by mutual agreement of the Boards of Directors of PAI and CDI; or
(b) by the Board of Directors of either PAI or CDI if either (i) the Closing shall not have taken place on or prior to October 15, 2001 (other than by reason of the default hereunder by the terminating party) or (ii) there is any statute, rule or regulation which makes consummation of the Merger illegal or otherwise prohibited or any order, decree, injunction or judgment enjoining CDI, PAI or Acquisition Corp. from consummating the Merger is issued by a court of competent jurisdiction and such order, decree, injunction or judgment has become final and non-appealable.

             (b) In the event of the termination of this Agreement as provided in subsection (a) of this Section 15, all of the obligations and liabilities of the parties under this Agreement shall terminates; provided, however, that nothing in this Section 15 shall relieve any party from any liability for any breach of this Agreement.

       16. Costs and Expenses. Each party shall pay their own costs and expenses relating to the transactions contemplated by this Agreement, including, without limitation, the costs and expenses relating to the preparation of this Agreement, such as attorneys' fees, accounting fees, printing expenses and consent solicitation expenses.

       17. Notices. Any and all notices, requests or instructions desired to be given by any party hereto to any other party hereto shall be in writing and shall be either be hand delivered, delivered by express courier or mailed to the recipient first class, postage prepaid, certified, return receipt requested at the following respective addresses:

         To:      PAI:

                  138 West 32nd Street
                  New York, New York 10001
                  Attn:  Joseph Douek, Chief Executive Officer

         With a copy to:

                  Wachtel & Masyr, LLP
                  110 East 59th Street
                  New York, New York 10022
                  Attn:  Morris Missry, Esq.

         To:      CDI or Acquisition Corp.

                  1221 Brickell Avenue, Suite 900
                  Miami, Florida 33131
                  Attn:  Jamee M. Kalimi, President

         With a copy to:

                  Anslow & Jaclyn, LLP
                  4400 Route 9 South, 2nd Floor
                  Freehold, New Jersey 07728
                  Attn:  Gregg E. Jaclin, Esq.

or to such other address as any party hereto shall designate in a writing complying with the provisions of this Section 17.

       18. Waiver. Each of the parties hereto may, by written instrument, (a) extend the time for the performance of any of the obligations or other acts of any other party hereto; (b) waive any inaccuracies of such other party in the representations and warranties contained herein or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the covenants of such other party contained in this Agreement; (d) waive such other party's performance of any of such other party's obligations set out in this Agreement; and (e) waive any condition to such other party's obligation to effect the Merger. Anything in this Section 18 to the contrary notwithstanding, no party hereto may waive the requirements that the holders of more than 50% of the shares of the PAI Common Stock must consent to the adoption of this Agreement and the Merger.

       19. Amendments. This Agreement may be amended at any time prior to the Effective Date (whether before or after the consent of shareholders of PAI as herein provided) by a writing executed by an authorized officer of CDI, PAI and Acquisition Corp. (upon due authorization by their respective Boards of Directors); provided, however, that in no event may the provisions of Section 4 hereof be altered, amended, modified, terminated or rescinded without the approval of the PAI shareholders as required by the BCL.

       20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be fully performed therein and without regard to any principles of conflicts of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall only be brought against any of the parties in the state or federal courts of the State and County of New York and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. The parties hereto each waive any claim that such jurisdiction is not a convenient forum for any such action; provided, however, that each party reserves the right to seek to remove the action or proceeding from the state court to the federal court in such jurisdiction or vice versa.

       21. Effectiveness. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and any controlling person of any party hereof as provided in Section 15 of the Securities Act and their respective successors, transferees, heirs, assigns and beneficiaries.

       22. Counterparts. This Agreement may be executed in multiple copies, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

       23. Partial Invalidity. If any term, covenant or condition in this Agreement, or the application thereof to any person or circumstance, shall be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons or circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each term, covenant or condition of this Agreement shall be enforced to fullest extent permitted by law.

       24. Integration. This Agreement (including the Schedules hereto, the documents and instruments delivered by the parties hereto and any other documents executed and delivered and/or to be executed and delivered pursuant to the provisions of this Agreement as herein provided) sets forth the entire agreement among the parties hereto with respect to the subject matter herein contained. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between or among the parties hereto with respect to the subject matter hereof except as herein and in such ancillary documents provided. This Agreement can only be altered, amended, modified, terminated or rescinded by a writing executed by the party to be charged.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.

                                         CONCEPT DIGITAL, INC.


                                         By:  /s/ Jamee L. Kalimi
                                              ------------------------------
                                               Jamee L. Kalimi, President


                                         CONCEPT DIGITAL ACQUISITION
                                         CORPORATION


                                         By:  /s/ Jamee L. Kalimi
                                              ------------------------------
                                              Jamee L. Kalimi, President


                                         PHOTO AMERICA, INC.


                                         By:  /s/ Joseph Douek
                                              -----------------------------
                                              Joseph Douek, Chairman of the
                                              Board and Chief Executive Officer